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EXHIBIT 99.1:

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the filing of the Quarterly Report on form 10-QSB for the Quarter Ended March 31, 2003 (the "Report") by Youbet.com, Inc., each of the undersigned hereby certifies that:

      1. The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Registrant.



            May 15, 2003             By: /s/ Charles F. Champion
                                         ---------------------------
                                         Charles F. Champion
                                         President and Chief Executive Officer


            May 15, 2003             By: /s/ Gary Sproule
                                         ---------------------------
                                         Gary Sproule
                                         Chief Financial Officer

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